UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

General Motors Financial Company, Inc.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102
(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 13, 2012, GM Financial Canada Leasing Ltd., a subsidiary of General Motors Financial Company, Inc. (“GM Financial”), entered into an amendment to certain transaction documents concerning its GMF Canada Leasing Trust revolving warehouse credit facility with each lender party thereto (after giving effect to the joinder set forth in the amendment), Deutsche Bank AG, Canada Branch, as an administrative agent for the lenders, and BMO Nesbitt Burns Inc., as an administrative agent for the lenders. The amendment increased the facility limit from C$600 million to C$800 million. The amendment also extended the commitment termination date to July 12, 2013 and made certain technical amendments that are not material. The description of the amendment is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendment attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

Affiliates of Deutsche Bank AG, Canada Branch and BMO Nesbitt Burns Inc. have also performed investment banking and advisory services for GM Financial and certain of its subsidiaries from time to time.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is filed herewith:

Exhibit

10.1	First Omnibus Amendment to the 2011-A Borrower Note Supplement, the Note Purchase Agreement, the Servicing Agreement and the 2011-A Servicing Supplement, dated as of July 13, 2012, by and among Computershare Trust Company of Canada in its capacity as trustee of GMF Canada Leasing Trust, as Issuer, GM Financial Canada Leasing Ltd., as Borrower, FinanciaLinx Corporation, individually and in its capacity as Servicer, Deutsche Bank AG, Canada Branch, as an Administrative Agent, BMO Nesbitt Burns Inc., as an Administrative Agent, BNY Trust Company of Canada, as Indenture Trustee, the Purchasers identified on the signature pages thereto, AmeriCredit Financial Services, Inc., as Performance Guarantor, and the Agents identified on the signature pages thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: July 19, 2012	By:	/s/ CHRIS A. CHOATE
Chris A. Choate Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

10.1	First Omnibus Amendment to the 2011-A Borrower Note Supplement, the Note Purchase Agreement, the Servicing Agreement and the 2011-A Servicing Supplement, dated as of July 13, 2012, by and among Computershare Trust Company of Canada in its capacity as trustee of GMF Canada Leasing Trust, as Issuer, GM Financial Canada Leasing Ltd., as Borrower, FinanciaLinx Corporation, individually and in its capacity as Servicer, Deutsche Bank AG, Canada Branch, as an Administrative Agent, BMO Nesbitt Burns Inc., as an Administrative Agent, BNY Trust Company of Canada, as Indenture Trustee, the Purchasers identified on the signature pages thereto, AmeriCredit Financial Services, Inc., as Performance Guarantor, and the Agents identified on the signature pages thereto